Exhibit 10.3

NEXEO SOLUTIONS, LLC and
NEXEO SOLUTIONS FINANCE CORPORATION,
as the Issuers,

the GUARANTORS named herein,
as Guarantors,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of August 7, 2013

8.375% Senior Subordinated Notes due 2018

SECOND SUPPLEMENTAL INDENTURE, dated as of August 7, 2013 (this “Second Supplemental Indenture”), by and among Nexeo Solutions, LLC, a Delaware limited liability company (the “Issuer”), Nexeo Solutions Finance Corporation, a Delaware corporation (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the Guarantors listed on the signature pages hereto (the “Guarantors”), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”) under the Indenture referred to below.

WHEREAS, each of the Issuers have heretofore executed and delivered to the Trustee a Senior Subordinated Notes Indenture, dated as of March 9, 2011 (as supplemented by the Supplemental Indenture, dated as of March 31, 2011 (the “First Supplemental Indenture”), among the Issuers, the Guarantors, and the Trustee, collectively, the “Indenture”), providing for the issuance of an unlimited aggregate principal amount of 8.375% Senior Subordinated Notes due 2018;

WHEREAS, Section 9.01(e) of the Indenture provides, among other things, that the Issuers, the Guarantors and the Trustee may amend or supplement the Indenture without the consent of any Holder;

WHEREAS, the Issuers, the Guarantors and the Trustee wish to enter into this Second Supplemental Indenture to do the same; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

(1)           Capitalized Terms.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2)           Reference to and Effect on Indenture.  Upon the date hereof, (i) the Indenture shall be amended in accordance herewith, (ii) this Second Supplemental Indenture shall form a part of the Indenture for all purposes, (iii) the parties hereto and each Holder shall be bound by the Indenture as so amended and (iv) each reference in the Indenture to “this Indenture,” “hereunder,” “hereof,” or “herein” shall mean and be a reference to the Indenture as supplemented and amended by this Second Supplemental Indenture, unless the context requires otherwise.

(3)           Amendments to Section 5.01(c) of the Indenture.  Section 5.01(c) of the Indenture is hereby amended by inserting the following parenthetical immediately following the phrase “Successor Holdings” appearing in each of Section 5.01(c)(ii) and in the first sentence immediately following Section 5.01(c)(v): “(other than if the Successor Holdings is the Issuer or a Subsidiary Guarantor)”.

(4)           Amendments to Section 4(a) of the First Supplemental Indenture.  Section 4(a) of the First Supplemental Indenture is hereby amended by inserting the following parenthetical immediately following the phrase “Successor Person” appearing in each of Section 4(a)(ii) and Section 4(b): “(other than if the Successor Person is the Issuer or a Subsidiary Guarantor)”.

(5)           Amendment and Supplement.  This Second Supplemental Indenture may be amended or supplemented as provided for in the Indenture.

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(6)           Governing Law.  THIS SECOND SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(7)           Counterparts.  The parties may sign any number of copies of this Second Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  This Second Supplemental Indenture may be executed in multiple counterparts which, when taken together, shall constitute one instrument.  The exchange of copies of this Second Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Second Supplemental Indenture as to the parties hereto and may be used in lieu of the original Second Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

(8)           Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

(9)           The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuers and the Guarantors.

[Signature pages follow.]

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SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed, all as of the date first above written.

ISSUERS:

NEXEO SOLUTIONS, LLC, as Issuer

By:	/s/ Ross Crane
Name:	Ross Crane
Title:	Executive Vice President, Chief Financial Officer and Assistant Treasurer

NEXEO SOLUTIONS FINANCE CORPORATION, as Co-Issuer

By:	/s/ Ross Crane
Name:	Ross Crane
Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:

NEXEO SOLUTIONS HOLDINGS, LLC, as a Guarantor

By:	/s/ Ross Crane
Name:	Ross Crane
Title:	Executive Vice President, Chief Financial Officer and Assistant Treasurer

NEXEO SOLUTIONS SUB HOLDING CORP., as a Guarantor

By:	/s/ Ross Crane
Name:	Ross Crane
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature page to Second Supplemental Indenture]

TRUSTEE:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Raymond Delli Colli
Name:	Raymond Delli Colli
Title:	Vice President

[Signature page to Second Supplemental Indenture]